SCUDDER                                                               [logo]

Scudder S&P 500 Index Fund

Supplement to Prospectus
Dated August 29, 1997

On February 10, 1998, the Board of Trustees of Scudder Investment Trust voted to change the dividend distribution dates of Scudder S&P 500 Index Fund. Dividends will be paid quarterly to shareholders in March, June, September and December. This change will become effective March 1998.


February 10, 1998